Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Innocent Inc. (the "Company") on Form 10-Q/A for the nine months ended May 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Wayne A Doss, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2011

By:	/s/ Wayne A Doss
Wayne A Doss
President, and C.E.O.
Chief Financial Officer